UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2021

Thimble Point Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39969	85-4103092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Church Street, 15th Floor

New Haven, Connecticut 06510

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (203) 680-8543

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	THMAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	THMA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	THMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

On June 21, 2021, Thimble Point Acquisition Corp., a Delaware corporation (“THMA”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Oz Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of THMA (“Merger Sub”), and Pear Therapeutics, Inc., a Delaware corporation (“Pear”), pursuant to which Merger Sub will merge with and into Pear, with Pear surviving the merger as a wholly-owned subsidiary of THMA (the “Merger”).

Merger Consideration

Upon the terms and subject to the conditions set forth in the Business Combination Agreement, at the effective time of the Merger (the “Effective Time”):

(i)

Each share of Pear’s common stock, par value $0.0001 per share (the “Pear Common Shares”), issued and outstanding as of immediately prior to the Effective Time (excluding shares owned by Pear as treasury stock or dissenting shares) will be cancelled and converted into (x) the right to receive the Per Share Upfront Consideration (as defined below) and (y) the contingent right to receive Earn Out Shares described under “Earn Out Consideration” below (with respect to each Pear Common Share, collectively, the “Per Share Consideration” and with respect to all Pear Common Shares and Pear Preferred Shares (as defined below), in the aggregate, the “Merger Consideration”). The “Per Share Upfront Consideration” is equal to such number of THMA’s Class A common stock, par value $0.0001 per share (the “THMA Class A Shares”) equal to (i) $1,200,000,000 divided by $10.00 divided by (ii) the total number of Pear Common Shares outstanding immediately prior to the Effective Time, expressed on an as-exercised and as-converted to Pear Common Shares basis (including any Pear Common Shares underlying Pear Vested In-the-Money Options (on a net exercise basis) or Pear Preferred Shares) (the “Pear Outstanding Shares”).

(ii)

Each share of Pear’s preferred stock, par value $0.0001 per share (the “Pear Preferred Shares”), issued and outstanding as of immediately prior to the Effective Time will be cancelled and converted into the right to receive Per Share Consideration in respect of such number of Pear Common Shares as set forth on the Consideration Schedule (as defined below).

(iii)

Each Pear Option that is unexercised and outstanding as of immediately prior to the Effective Time and that has a per share exercise price less than the Per Share Upfront Consideration multiplied by $10.00 (a “Pear In-the-Money Option”) will be cancelled in exchange for an option to purchase a number of THMA Class A Shares as set forth on the Consideration Schedule at an exercise price as set forth on such Consideration Schedule.

(iv)

Each warrant to purchase Pear Common Shares (“Pear Warrant”) will be converted into a warrant to acquire a number of THMA Class A Shares in an amount and at an exercise price and subject to such terms and conditions, in each case, as set forth on the Consideration Schedule. Subject to certain exceptions, such terms and conditions will be the same terms and conditions as were applicable to the Pear Warrant immediately prior to the Effective Time.

The “Consideration Schedule” sets forth (a) the portion of the Merger Consideration to which a holder of Pear Common Shares or Pear Preferred Shares, as applicable, would be entitled to receive on a proportionate, as-converted basis under Pear’s certificate of incorporation and bylaws, each as amended or supplemented as of the Effective Time, and (b) with respect to the conversion of Pear In-the-Money Options to options to purchase THMA Class A Shares, such equitable adjustments to the number of shares and the exercise price to reflect the Merger and the price per THMA Class A Share.

Pursuant to the terms of the Business Combination Agreement, THMA is required to cause the THMA Class A Shares to be issued in connection with the transactions contemplated by the Business Combination Agreement (the “Transactions”) to be listed on the NASDAQ Capital Market (“Nasdaq”) prior to the closing of the Merger (the “Closing” and the date on which the Closing occurs, the “Closing Date”).

Earn Out Consideration

Subject to certain exceptions, during the period between the date that is 90 days following the Closing and the fifth anniversary of the Closing (the “Earn Out Period”), THMA will issue to eligible Pear stockholders up to 12,395,625 additional THMA Class A Shares in the aggregate (the “Earn Out Shares”) in three equal tranches of 4,131,875 Earn Out Shares, respectively, upon THMA achieving $12.50, $15.00 or $17.50, respectively, as its volume weighted average price per share for any 20 trading days within a 30 consecutive trading day period (as adjusted for stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations, reclassifications, combination, exchange of shares or the like).

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) organization and qualification, (b) capital structure, (c) authorization to enter into the Business Combination Agreement, (d) approvals and permits, (e) financial statements, (f) absence of changes, (g) absence of undisclosed liabilities, (h) litigation, (i) employee matters, (j) compliance with laws, (k) taxes, (l) real and personal property, (m) intellectual property, (n) material contracts, (o) environmental matters, (p) insurance matters, (q) data privacy and security, and (r) regulatory compliance.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to consummation of the Merger and their respective efforts to consummate the Merger. The Business Combination Agreement also contains additional covenants of the parties, including, among others, (a) covenants providing for THMA and Pear to use reasonable best efforts to obtain all necessary regulatory approvals, (b) covenants for THMA to hold a special meeting of its stockholders to vote on, among other things, the approval of the Business Combination Agreement and the Merger (and any modification of THMA’s board of directors’ recommendation that the stockholders approve the Business Combination Agreement and the Merger or any other proposal will not affect THMA’s obligation to hold such special meeting) and (c) covenants providing for THMA, Merger Sub and Pear to cooperate in the preparation of the Registration Statement / Proxy Statement (as defined in the Business Combination Agreement) required to be filed in connection with the Transactions.

THMA Equity Incentive Plan

Prior to the Closing, THMA will adopt the THMA Incentive Equity Plan (as defined in the Business Combination Agreement) subject to the receipt of the approval of THMA’s stockholders.

THMA Employee Stock Purchase Plan

Prior to the Closing, THMA will adopt the THMA ESPP (as defined in the Business Combination Agreement) subject to the receipt of the approval of THMA’s stockholders.

Pear Non-Solicitation Restrictions

From the date of the Business Combination Agreement to the earlier of (x) the Closing or (y) the termination of the Business Combination Agreement in accordance with its terms, Pear has agreed not to, among other things, (i) solicit, initiate, knowingly encourage (including by means of furnishing or disclosing information), knowingly facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Company Acquisition Proposal (as defined in the Business Combination Agreement), (ii) furnish or disclose any non-public information to any person in connection with, or that would reasonably be expected to lead to, a Company Acquisition Proposal, (iii) enter into any contract or other arrangement or understanding regarding a Company Acquisition Proposal; (iv) prepare or take any steps in connection with a public offering of any equity securities of Pear or its subsidiaries or (v) otherwise cooperate in any way, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person to do or seek to do any of the items set forth above.

THMA Exclusivity Restrictions

From the date of the Business Combination Agreement to the earlier of (x) the Closing or (y) the termination of the Business Combination Agreement in accordance with its terms, THMA has agreed not to, among other things, (i) solicit, initiate, knowingly encourage (including by means of furnishing or disclosing information), knowingly facilitate, discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a THMA Acquisition Proposal (as defined in the Business Combination Agreement), (ii) furnish or disclose any non-public information to any person in connection with, or that would reasonably be expected to lead to, a THMA Acquisition Proposal, (iii) enter into any contract or other arrangement or understanding regarding a THMA Acquisition Proposal, (iv) prepare or take any steps in connection with an offering of any securities of THMA or its subsidiaries or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person to do or seek to do any of the items set forth above.

Conditions to Each Party’s Obligations

The obligations of THMA, Merger Sub and Pear to consummate the Merger are subject to the satisfaction or waiver of certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (ii) the absence of any governmental order or law restraining, prohibiting or making illegal the consummation of the Merger, (iii) the approval of THMA’s stockholders of the Required Proposals (as defined in the Business Combination Agreement), (iv) the approval of Pear’s stockholders of the Business Combination Agreement and the Merger, (v) the Registration Statement / Proxy Statement (as defined in the Business Combination Agreement) having become effective and the absence of a stop order suspending the effectiveness of the Registration Statement / Proxy Statement and (vi) THMA having at least $5,000,001 of net tangible assets as of immediately after the Effective Time.

In addition, the obligation of THMA to consummate the Merger is also subject to the satisfaction or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of Pear being true and correct to the standards applicable to such representations and warranties, (ii) each of the covenants of Pear having been performed or complied with in all material respects, (iii) the absence of a Company Material Adverse Effect (as defined in the Business Combination Agreement) and (iv) the delivery of customary closing certificates.

In addition, the obligation of Pear to consummate the Merger is also subject to the satisfaction or waiver of other closing conditions, including, but not limited to, (i) the representations and warranties of THMA and Merger Sub being true and correct to the standards applicable to such representations and warranties, (ii) each of the covenants of THMA having been performed or complied with in all material respects, (iii) the Closing THMA Cash (as defined in the Business Combination Agreement) being equal to or exceeding $200,000,000, (iv) the approval by Nasdaq of the listing of the THMA Class A Shares to be issued in connection with the Merger, (v) the adoption of the THMA Certificate of Incorporation and THMA Bylaws (each as defined in the Business Combination Agreement), (vi) the composition of the post-Business Combination Board and (vii) the delivery of customary closing certificates.

Waivers

If permitted under applicable law, either THMA or Pear may waive in writing any conditions for the benefit of itself contained in the Business Combination Agreement or in any document delivered pursuant to the Business Combination Agreement. Notwithstanding the foregoing, pursuant to THMA’s current certificate of incorporation, THMA cannot consummate the proposed transaction if it has less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the Closing.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the Closing, including, but not limited to, (i) by mutual written consent of THMA and Pear, (ii) by THMA if the representations and warranties of Pear are not true and correct or if Pear fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches causing such representations or warranties not to be true and correct or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) by Pear if the representations and warranties of THMA are not true and correct or if THMA fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches causing such representations or warranties not to be true and correct or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either THMA or Pear if the Merger is not consummated by December 21, 2021 (or, in the event that the Proxy / Registration Statement has not become effective by November 11, 2021 and certain other conditions have been satisfied, March 21, 2022), (v) by either THMA or Pear if the approval by THMA stockholders of certain required proposals is not obtained after the conclusion of a meeting of THMA’s stockholders held for such purpose at which such stockholders duly voted on such approvals, (vi) by either THMA or Pear if a governmental order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall have been issued and shall have become final and non-appealable; and (vii) by THMA if Pear does not deliver the Transaction Support Agreements (as defined below) executed by certain Pear stockholders within two business days following the date of the Business Combination Agreement or if Pear does not deliver the written consent of its stockholders approving the Business Combination Agreement and the Merger within two business days following the date on which the Registration Statement / Proxy Statement is declared effective.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of Willful Breach (as defined in the Business Combination Agreement).

The foregoing description of the Business Combination Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Business Combination Agreement contains representations, warranties and covenants that the parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about THMA, Pear or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in THMA’s public disclosures.

Sponsor Agreement

In connection with the execution of the Business Combination Agreement, LJ10 LLC, a Delaware limited liability company (the “Sponsor”), THMA’s directors and members of THMA’s team of advisors (the “Advisors”) (collectively, the “Sponsor Agreement Parties”) entered into a sponsor support agreement (the “Sponsor Agreement”) with THMA and Pear, pursuant to which the Sponsor Agreement Parties agreed to, among other things, (i) vote at any meeting of the shareholders of THMA all of their THMA Class A Shares and shares of THMA’s Class B common stock, par value $0.0001 per share (the “THMA Class B Shares”), in favor of each Transaction Proposal (as defined in the Business Combination Agreement), (ii) be bound by certain other covenants and agreements related to the Merger and (iii) be bound by certain transfer restrictions with respect to such THMA, in each case, on the terms and subject to the conditions set forth in the Sponsor Agreement.

The Sponsor has also agreed, subject to certain exceptions, not to transfer 1,269,600 THMA Class B Shares held by it and to have 922,453 of its warrants to purchase one THMA Class A Share (the “Private Placement Warrants”) held in trust, in each case, until such securities are released under the Sponsor Agreement. Pursuant to the Sponsor Agreement, (i) 423,200 of such THMA Class B Shares and 307,485 of such Private Placement Warrants will be released upon THMA achieving $12.50 as its volume weighted average price per share for any 20 trading days within a 30 consecutive trading day period, (ii) 423,200 of such THMA Class B Shares and 307,484 of such Private Placement Warrants will be released upon THMA achieving $15.00 as its volume weighted average price per share for any 20 trading days within a 30 consecutive trading day period, and (iii) 423,200 of such THMA Class B Shares and 307,484 of such Private Placement Warrants will be released upon THMA achieving $17.50 as its volume weighted average price per share for any 20 trading days within a 30 consecutive trading day period, in each case, during the Earn Out Period. Any such THMA Class B Shares or Private Placement Warrants not vested prior to the fifth anniversary of the Closing will be deemed to be forfeited. The THMA Class B Shares held by the Sponsor’s directors and Advisors will not be subject to vesting or forfeiture.

The foregoing description of the Sponsor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Pear Stockholder Support Agreements

Immediately following the execution of the Business Combination Agreement, certain stockholders of Pear representing the requisite votes necessary to approve the Merger (such stockholders, the “Supporting Pear Stockholders”) entered into company stockholder support agreements (the “Pear Stockholder Support Agreements”) with THMA and Pear, pursuant to which each Supporting Pear Stockholder agreed to, among other things, (a) vote all of its Pear Common Shares and Pear Preferred Shares (or any securities convertible into or exercisable or exchangeable for Pear Common Shares and Pear Preferred Shares) in favor of the approval and adoption of the Business Combination Agreement, the Ancillary Documents (as defined in the Business Combination Agreement) to which Pear is or will be a party and the transactions contemplated thereby (including the Merger) and (b) be bound by certain other covenants and agreements related to the Merger.

The foregoing description of the Pear Stockholder Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Pear Stockholder Support Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Pear Lock-Up Agreements

Immediately following the execution of the Business Combination Agreement, certain of the Supporting Pear Stockholders entered into stockholder lock-up agreements (the “Lock-Up Agreements”) with THMA, pursuant to which each Supporting Pear Stockholder agreed not to sell or otherwise dispose of any THMA Class A Shares or any other equity securities of THMA convertible into or exercisable or exchangeable for THMA Class A Shares held by any of them for a period of 180 days after the Closing Date (the “Lock-up Period”) other than pursuant to certain exceptions described therein.

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Lock-up Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, THMA entered into subscription agreements with certain parties subscribing for THMA Class A Shares (the “Subscribers” and such transactions, the “Subscriptions”), pursuant to which the Subscribers have agreed to purchase, and THMA has agreed to sell to the Subscribers, an aggregate of 10,280,000 THMA Class A Shares, for a purchase price of $10.00 per share and an aggregate purchase price of $102.8 million. The Subscriptions are expected to close substantially concurrently with the Closing on the Closing Date. The consummation of the Subscriptions is contingent upon, among other customary closing conditions, the substantially concurrent consummation of the Merger. The THMA Class A Shares to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act, and will be issued in reliance on the availability of an exemption from such registration.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, THMA, the Sponsor, certain stockholders of THMA and certain former stockholders of Pear will enter into an Amended and Restated Registration Rights Agreement, pursuant to which, amongst other things, (i) the Sponsor, the other THMA stockholders party thereto and the Pear stockholders party thereto will agree not to transfer of any of their equity securities of THMA during the Lock-up Period other than pursuant to certain exceptions described therein and (ii) THMA will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain THMA Class A Shares and other equity securities of THMA that are held by the parties thereto from time to time.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is attached as Exhibit 10.5 hereto, and the terms of which are incorporated herein by reference.

Forward Purchase Agreement Amendment

In connection with the execution of the Business Combination Agreement, THMA and KLP SPAC 1 LLC (“KLP”) entered into a First Amendment to Forward Purchase Agreement (the “Forward Purchase Agreement Amendment”), pursuant to which, effective as of immediately prior to the Closing, the Forward Purchase Agreement, dated February 1, 2021, between THMA and KLP, will be amended to (i) eliminate the sale of warrants to purchase THMA Class A Shares and (ii) instead provide exclusively for the sale of such number of THMA Class A Shares equal to the sum of (x) 2,300,000 and (y) such additional THMA Class A Shares as KLP may elect to purchase up to the lesser of (A) the number of THMA Class A Shares redeemed by THMA’s public stockholders and (B) 2,700,000, in each case, for a purchase price of $10.00 per share (such purchase and sale of THMA Class A Shares, the “Forward Purchase”). The THMA Class A Shares to be issued pursuant to the Forward Purchase have not been registered under the Securities Act, and will be issued in reliance on the availability of an exemption from such registration.

The foregoing description of the Forward Purchase Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Forward Purchase Agreement Amendment, a copy of which is attached as Exhibit 10.6 hereto, and the terms of which are incorporated herein by reference.

Promissory Note

The information set forth below in Item 2.03 of this Report is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 21, 2021, THMA issued an unsecured promissory note (the “Note”) in the principal amount of $1,000,000 to the Sponsor. The Note does not bear interest and is repayable in full upon consummation of THMA’s initial business combination (an “Initial Business Combination”). If THMA does not complete an Initial Business Combination, the Note shall not be repaid and all amounts owed under it will be forgiven. Upon the consummation of an Initial Business Combination, the Sponsor shall have the option, but not the obligation, to convert the principal balance of the Note, in whole or in part, to warrants of THMA, at a price of $1.50 per warrant (the “Warrants”). The terms of the Warrants will be identical to the terms of the warrants issued by THMA to the Sponsor in a private placement that took place simultaneously with the THMA’s initial public offering. The Note is subject to customary events of default, the occurrence of which automatically trigger the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The Note was issued pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is attached as Exhibit 10.7 hereto, and the terms of which are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth above in Item 2.03 of this Report and in Item 1.01 of this Report under the headings “Subscription Agreements” and “Forward Purchase Agreement Amendment” is incorporated by reference herein. The THMA Class A Shares to be issued in connection with the Subscriptions and Forward Purchase will not be registered under the Securities Act, and the offers and sales of securities with respect thereto were made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01.	Regulation FD Disclosure.

On June 22, 2021, THMA and Pear issued a press release announcing their entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibits 99.2 and 99.3 hereto and incorporated into this Item 7.01 by reference are the investor presentation and subsequent investor presentation supplement, respectively, that THMA and Pear have prepared for use in connection with the announcement of the Merger. Furnished herewith as Exhibit 99.4 and 99.5 hereto and incorporated into this Item 7.01 by reference are the conference call presentation and the transcript of a pre-recorded joint conference call held on June 22, 2021, by THMA and Pear in connection with the announcement of their entry into the Business Combination Agreement.

The foregoing (including Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This Current Report on Form 8-K relates to a proposed transaction between Pear and THMA and does not constitute an offer to sell or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transactions contemplated by the Business Combination Agreement. In connection with such proposed transactions, THMA intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will include a proxy statement of THMA and a prospectus of THMA. STOCKHOLDERS OF THMA AND PEAR ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THMA’S PROXY STATEMENT AND PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SUCH PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and THMA stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from THMA. Such documents are not currently available.

PARTICIPANTS IN SOLICITATION

THMA and Pear and their respective directors and officers may be deemed to be participants in the solicitation of proxies from THMA’s stockholders in respect of the proposed transactions. Information about THMA’s directors and executive officers and their ownership of THMA’s securities is set forth in THMA’s filings with the SEC, including THMA’s Registration Statement on Form S-1, which was declared effective by the SEC on February 1, 2021. To the extent that holdings of THMA’s securities have changed since the amounts printed in THMA’s Registration Statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

Certain statements, estimates, targets and projections in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between THMA and Pear. Forward-looking statements generally relate to future events involving, or future performance of, THMA or Pear. For example, projections of future EBITDA, statements regarding anticipated growth in the industry in which Pear operates and anticipated growth in demand for Pear’s products, projections of Pear’s future financial results and other metrics, the satisfaction of closing conditions to the Merger and the timing of the completion of the Merger are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by THMA and its management, and Pear and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the Merger, including the contemporaneous private placement of equity securities (the “PIPE investment”), may not be completed in a timely manner or at all, which may adversely affect the price of THMA’s securities; (ii) the risk that the Merger may not be completed by THMA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by THMA; (iii) the lack of a third party valuation in determining whether or not to pursue the Merger; (iv) the amount of the costs, fees, expenses and other charges related to the Merger and PIPE investment; (v) the outcome of any legal proceedings that may be instituted against THMA, Pear, the combined company or others following the announcement of the Business Combination Agreement, the ancillary agreements contemplated thereby and the transactions contemplated thereby (including the Merger); (vi) the inability to complete the Merger due to the failure to obtain approval of the stockholders of THMA, or Pear to obtain financing to complete the Merger or to satisfy other conditions to closing; (vii) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Merger; (viii) the ability to meet stock exchange listing standards following the consummation of the Merger; (ix) the risk that the Merger disrupts current plans and operations of Pear or diverts management’s attention from Pear’s ongoing business operations and potential difficulties in Pear employee retention as a result of the announcement and consummation of the Merger; (x) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) costs related to the Merger; (xii) changes in applicable laws or regulations; (xiii) the possibility that Pear or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (xiv) Pear’s estimates of expenses and profitability; (xv) the evolution of the markets in which Pear competes; (xvi) the ability of Pear to implement its strategic initiatives and continue to innovate its existing products; (xvii) the ability of Pear to defend its intellectual property and satisfy regulatory requirements; (xviii) the ability of THMA to issue equity or equity-linked securities in connection with the Merger or in the future; (xix) the impact of the COVID-19 pandemic on Pear’s business; and (xx) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in THMA’s final prospectus dated February 1, 2021 relating to its initial public offering and other risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to THMA’s stockholders and related registration statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by THMA. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and THMA and Pear assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither THMA nor Pear gives any assurance that either THMA or Pear will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by THMA or Pear or any other person that the events or circumstances described in such statement are material.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1*	Business Combination Agreement, dated as of June 21, 2021, by and among Thimble Point Acquisition Corp., Oz Merger Sub Inc. and Pear Therapeutics, Inc.

10.1*	Sponsor Support Agreement, dated as of June 21, 2021, by and among LJ10 LLC, Thimble Point Acquisition Corp., Pear Therapeutics, Inc. and certain other parties thereto.

10.2*	Form of Company Stockholder Support Agreement by and among Thimble Point Acquisition Corp., Pear Therapeutics, Inc. and the stockholder of Pear Therapeutics, Inc. identified on the signature page thereto.

10.3	Form of Stockholder Lock-Up Agreement by and among Thimble Point Acquisition Corp., Pear Therapeutics, Inc. and the stockholder of Pear Therapeutics, Inc. identified on the signature page thereto.

10.4	Form of Subscription Agreement by and among Thimble Point Acquisition Corp., Pear Therapeutics, Inc. and the investor identified on the signature page thereto.

10.5*	Form of Registration Rights Agreement by and among Pear Holdings Corp., LJ10 LLC, KLP SPAC 1 LLC, certain other stockholders of Thimble Point Acquisition Corp and certain former stockholders of Pear Therapeutics, Inc.

10.6	First Amendment to Forward Purchase Agreement, dated as of June 21, 2021, by and among Thimble Point Acquisition Corp. and KLP SPAC 1 LLC.

10.7	Promissory Note, dated June 21, 2021, issued by Thimble Point Acquisition Corp. to LJ10 LLC.

99.1	Press Release issued by THMA and Pear on June 22, 2021.

99.2	Investor Presentation, dated May 2021.

99.3	Investor Presentation Supplement, dated June 2021.

99.4	Transcript for Joint Investor Call, dated June 22, 2021.

99.5	Presentation for Joint Investor Call

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). THMA agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIMBLE POINT ACQUISITION CORP.

By:	/s/ Elon S. Boms
Name: Elon S. Boms
Title: Chief Executive Officer

Date: June 22, 2021